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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                               MFS(R) TECHNOLOGY
                               FUND

                               SEMIANNUAL REPORT o FEBRUARY 28, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 32 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post- attack downturn made some stocks even more attractive, in our view.

And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David E. Sette-Ducati]
     David E. Sette-Ducati

For the six months ended February 28, 2002, Class A shares of the fund provided a total return of -14.22%, Class B shares -14.61%, Class C shares -14.61%, and Class I shares -14.18%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a return over the same period of -9.05% for the fund's benchmark, the Merrill Lynch 100 Technology Index. The Merrill Lynch 100 Technology Index is a modified equal-weighted index that consists of 100 U.S.-traded technology companies. The components of the index are based on market capitalization ranking and need to have over $12.5 million in daily trading volume to qualify. During the same period, the average science and technology fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -11.04%.

Q.  COULD YOU DESCRIBE THE ENVIRONMENT IN THE TECHNOLOGY SECTOR OVER THE
    PERIOD?

A. We really need to begin with what led up to the period. For much of 2001, we witnessed a technology sector characterized by confusion, negative sentiment, and deteriorating company fundamentals (such as earnings and cash flow). Throughout the spring and summer, we felt there were few areas in technology that had sufficient fundamental strength to justify investment. The sector was steadily battered by weakening demand, and this resulted in continual downward revisions to earnings and revenue estimates.

    As the period began in September, however, we were beginning to feel that investors' and Wall Street's expectations had come down to more realistic levels. In August, we had started to position the portfolio more aggressively to anticipate a seasonal pickup in the fourth quarter of 2001 and the likelihood of overall improvement in 2002. Part of that repositioning involved reducing our more defensive holdings. And then September 11 happened.

    At first we were punished for our more aggressive stance in the post-attack market plunge. Rather than back down from our stance, however, we used the market downturn to increase our holdings in more aggressive stocks at what we felt were bargain prices. In the fourth-quarter rally that followed, some of our more aggressive technology positions performed well. By the end of December, we felt the market may have actually gotten a bit ahead of itself in anticipating a recovery, and late in the period we reduced some of the holdings that had performed most strongly.

    Looking at the period as a whole, we remained true to our mandate, which is to stay fully invested, stay invested in technology stocks, and not retreat to a large cash position. Although that strategy was not rewarded in the short term, we believe it has allowed us to lay the foundation for potentially strong performance when the sector recovers, as we believe it eventually will.

Q. COULD YOU ELABORATE ON THAT STRATEGY? WHAT CHANGES DID YOU MAKE TO POSITION THE FUND FOR A RECOVERY IN THE SECTOR?

A. One of the changes we made was a shift toward more small- and mid-cap holdings, as opposed to larger, more established market leaders. Experience tells us that, during downturns, new leaders often emerge in the crowded small- and mid-cap space. We firmly believe that during a down cycle, the strong get stronger and the weak get weaker, and this applies to companies of all sizes. But we are leaning toward small- and mid-cap technology stocks at this point for a simple mathematical reason: we believe the modest revenue and earnings base of many small- and mid-cap companies is less constrained by size and may therefore be capable of high growth, on a sustainable basis. Simply put -- in our experience, companies with revenue in the $200 million to $500 million range, for example, stand a far better chance of high annual growth than companies with $5 - $10 billion in revenues.

    Another element of our strategy has been to focus on specific areas within technology that we believe may experience strong demand and benefit earliest in a recovery. We feel that, in a volatile environment, it is fruitless to try to draw general conclusions about technology. In some areas, such as telecom, we think excess capacity will continue to allow buyers to press for lower prices and thereby drive down profits. Other areas, we believe, may have stronger demand because their products cater to a market where capacity is or will become constrained.

Q.  WHAT DO YOU THINK WILL BE SOME OF THOSE STRONGER AREAS WITHIN TECHNOLOGY?

A. We think September 11 helped determine where some of the stronger areas may be going forward because it shifted corporate spending priorities. Since the attacks, we've seen a much greater emphasis on business continuity and disaster recovery, coupled with a willingness to postpone other kinds of projects.

    However, we remain conscious of historical information technology spending trends as we head further into 2002. We believe the first half of the year could be weak as corporations remain in a "wait and see" mode. The second half of the year, we think, may hold brighter prospects.

Q.  WHERE ELSE HAVE YOU FOUND OPPORTUNITY?

A. Another area in which we took advantage of the September market slide was semiconductors. Like technology in general, this is an area in which we feel recovery may be very uneven, and we've been selective in our holdings. We've generally avoided semiconductor firms with a strong dependence on telecom companies. We have seen more opportunity in semiconductor companies involved with processors and data storage. Semiconductor manufacturer Marvell Technology Group and semiconductor manufacturing equipment firm ASM International are examples of holdings that we increased during the post-September 11 downturn; both positions did well in the subsequent fourth-quarter rally.

Q.  WHAT IS YOUR OUTLOOK FOR THE TECHNOLOGY SECTOR?

A. Shortly after the period ended, Federal Reserve Board Chairman Alan Greenspan stated to Congress that "economic expansion is already well under way." We concur with the view that a recovery in the overall economy has begun, but we would also caution that we think the recovery in 2002 will be rather modest. One reason, we feel, is that some areas of technology still have excess inventory and excess capacity that will have to be worked through. Another reason is that consumer spending, which has historically been one of the main engines driving a recovery, has remained relatively high throughout the downturn -- so we think it may not increase dramatically.

    We would also caution that investors should not expect a return to the high-powered technology stock performance of the 1990s; we view that as a unique period that will probably not be repeated anytime soon.

    We do, however, believe we have positioned the portfolio in areas of technology that may participate earlier and possibly more strongly in a recovery. And although our outlook for 2002 is only cautiously optimistic, we believe technology stocks could see accelerating performance in subsequent years as a recovery gathers steam. We continue to believe that the technology sector may outperform the overall market over the long term and potentially reward investors for their patience.

/s/ David E. Sette-Ducati

    David E. Sette-Ducati
    Portfolio Manager

Note to shareholders: Effective August 1, 2001, the Merrill Lynch 100 Technology Index replaced the NASDAQ Composite Index (the NASDAQ) as the fund's benchmark. We believe the Merrill Lynch 100 Technology Index more accurately reflects the pure technology nature of the fund, offering investors a more reliable objective measure of the fund's performance. Although the NASDAQ is popularly viewed as an indicator of "new economy" or technology issues, in fact, it includes significant nontechnology components, including stocks in sectors such as industrial goods, transportation, financial services, and retail.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
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   DAVID E. SETTE-DUCATI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE TECHNOLOGY, EMERGING GROWTH AND MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

   DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS
   ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR
   PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS

  OBJECTIVE:                    SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        JANUARY 2, 1997

  CLASS INCEPTION:              CLASS A  JANUARY 2, 1997
                                CLASS B  APRIL 14, 2000
                                CLASS C  APRIL 14, 2000
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $131 MILLION NET ASSETS AS OF FEBRUARY 28, 2002

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A
                                              6 Months        1 Year       3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                 -14.22%       -34.22%       -28.38%       +28.31%       +29.34%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --        -34.22%       -10.53%       + 5.11%       + 5.12%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --        -38.00%       -12.28%       + 3.88%       + 3.92%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                              6 Months        1 Year       3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                 -14.61%       -34.73%       -29.39%       +26.50%       +27.51%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --        -34.73%       -10.95%       + 4.81%       + 4.83%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --        -37.34%       -11.67%       + 4.51%       + 4.68%
--------------------------------------------------------------------------------------------------------------

CLASS C
                                              6 Months        1 Year       3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                 -14.61%       -34.68%       -29.37%       +26.54%       +27.55%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --        -34.68%       -10.94%       + 4.82%       + 4.83%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --        -35.33%       -10.94%       + 4.82%       + 4.83%
--------------------------------------------------------------------------------------------------------------

CLASS I
                                              6 Months        1 Year       3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                            -14.18%       -34.05%       -27.60%       +29.83%       +30.74%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                                --        -34.05%       -10.21%       + 5.36%       + 5.34%
--------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 2, 1997, through
  February 28, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details.

All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small or emerging growth companies is riskier than investing in more-established companies.

Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2002

FIVE LARGEST STOCK INDUSTRIES

              COMPUTER SOFTWARE                           35.8%
              ELECTRONICS                                 34.4%
              NETWORK & TELECOMMUNICATIONS                15.3%
              PCs & PERIPHERALS                            9.3%
              COMPUTER SYSTEMS                             2.3%

TOP 10 STOCK HOLDINGS

CITRIX SYSTEMS, INC.  4.0%                               SIEBEL SYSTEMS, INC.  2.9%
Supplier of server software and services                 Developer of sales, marketing, and customer
                                                         service software
VERITAS SOFTWARE CORP.  3.6%
Data storage software firm                               MCDATA CORP.  2.9%
                                                         Data storage hardware firm
VERISIGN, INC.  3.4%
Provider of Internet domain name registration and        QLOGIC CORP.  2.8%
trust services                                           Data storage hardware firm

BEA SYSTEMS, INC.  3.2%                                  NETWORK APPLIANCE, INC.  2.6%
E-business infrastructure software company               Data storage hardware, software, and
                                                         services firm
NOKIA CORP.  3.0%
Finnish mobile phone and network supplier                INTERSIL HOLDING CORP.  2.5%
                                                         Semiconductor manufacturer

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Technology Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1.  To elect a Board of Trustees:

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                      WITHHOLD
NOMINEE                                                     FOR      AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                 9,422,064.115    103,358.998
John W. Ballen                                    9,422,064.115    103,358.998
Lawrence H. Cohn                                  9,421,666.091    103,757.022
The Hon. Sir J. David Gibbons                     9,420,384.002    105,039.111
William R. Gutow                                  9,420,994.639    104,428.474
J. Atwood Ives                                    9,422,113.008    103,310.105
Abby M. O'Neill                                   9,421,739.865    103,683.248
Lawrence T. Perera                                9,421,874.704    103,548.409
William J. Poorvu                                 9,420,994.639    104,428.474
Arnold D. Scott                                   9,421,253.325    104,169.788
J. Dale Sherratt                                  9,422,113.008    103,310.105
Elaine R. Smith                                   9,421,569.409    103,853.704
Ward Smith                                        9,421,160.064    104,263.049

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  6,497,250.156
Against                                                 93,865.692
Abstain                                                168,566.265
Broker Non-votes                                     2,765,741.000

ITEM 3. To amend, remove, or add certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  6,498,858.171
Against                                                 85,132.903
Abstain                                                175,691.039
Broker Non-votes                                     2,765,741.000

RESULTS OF SHAREHOLDER MEETING (Unaudited) -- continued

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  9,318,065.729
Against                                                 61,213.714
Abstain                                                146,143.670

ITEM 5. To ratify the selection of Ernst & Young, LLP as the independent public accountants for the current fiscal year.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                  9,362,764.828
Against                                                 25,052.133
Abstain                                                137,606.152

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2002

Stocks - 95.0%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 84.6%
  Business Machines - 3.3%
    Sun Microsystems, Inc.*                                             163,200             $  1,388,832
    Texas Instruments, Inc.                                              98,700                2,896,845
                                                                                            ------------
                                                                                            $  4,285,677
--------------------------------------------------------------------------------------------------------
  Business Services - 3.1%
    BEA Systems, Inc.*                                                  317,800             $  4,039,238
    Sitara Networks, Inc.*                                                4,097                    4,957
                                                                                            ------------
                                                                                            $  4,044,195
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 3.5%
    Dell Computer Corp.*                                                 99,500             $  2,456,655
    Enterasys Networks, Inc.*                                           155,500                  552,025
    Netscreen Technologies, Inc.*                                       114,800                1,606,052
                                                                                            ------------
                                                                                            $  4,614,732
--------------------------------------------------------------------------------------------------------
  Computer Software - 2.9%
    Netegrity, Inc.*                                                    105,320             $  1,299,649
    Rational Software Corp.*                                            137,220                2,546,803
                                                                                            ------------
                                                                                            $  3,846,452
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.3%
    Mercury Interactive Corp.*                                           33,010             $  1,118,379
    Microsoft Corp.*                                                     33,200                1,936,888
                                                                                            ------------
                                                                                            $  3,055,267
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 7.6%
    Legato Systems, Inc.*                                               192,400             $  1,856,660
    Manhattan Associates, Inc.*                                          24,200                  727,210
    SonicWall, Inc.*                                                     65,600                  848,864
    VERITAS Software Corp.*                                             126,397                4,485,829
    webMethods, Inc.*                                                   116,330                2,000,876
                                                                                            ------------
                                                                                            $  9,919,439
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 19.4%
    Adobe Systems, Inc.                                                  85,100             $  3,095,938
    Brocade Communications Systems, Inc.*                                96,600                2,122,302
    Cadence Design Systems, Inc.*                                        72,800                1,539,720
    Citrix Systems, Inc.*                                               332,400                5,042,508
    JDA Software Group, Inc.*                                            27,700                  732,665
    McDATA Corp.*                                                       226,100                3,563,336
    Network Associates, Inc.*                                           101,200                2,400,464
    Peoplesoft, Inc.*                                                    98,400                2,860,488
    Siebel Systems, Inc.*                                               131,200                3,642,112
    StorageNetworks, Inc.*                                               97,800                  318,828
                                                                                            ------------
                                                                                            $ 25,318,361
--------------------------------------------------------------------------------------------------------
  Electronics - 25.8%
    Alpha Industries, Inc.*                                             170,700             $  2,630,487
    Analog Devices, Inc.*                                                55,000                2,046,550
    Broadcom Corp.*                                                      59,400                1,820,610
    Brooks Automation, Inc.*                                             42,900                1,877,733
    Cirrus Logic, Inc.*                                                 117,400                1,811,482
    Cymer, Inc.                                                          68,600                2,512,818
    Intersil Holding Corp.*                                             113,300                3,142,942
    Lam Research Corp.*                                                  67,500                1,460,700
    Linear Technology Corp.                                              64,000                2,357,120
    LTX Corp.*                                                          120,400                2,600,640
    Marvell Technology Group Ltd.*                                       70,500                2,163,645
    Maxim Integrated Products, Inc.*                                     42,800                1,958,528
    Novellus Systems, Inc.*                                              61,300                2,610,767
    QLogic Corp.*                                                        95,400                3,553,650
    SanDisk Corp.*                                                       81,700                1,201,807
                                                                                            ------------
                                                                                            $ 33,749,479
--------------------------------------------------------------------------------------------------------
  Internet - 5.0%
    Retek, Inc.*                                                        113,600             $  2,274,272
    VeriSign, Inc.*                                                     178,456                4,234,761
                                                                                            ------------
                                                                                            $  6,509,033
--------------------------------------------------------------------------------------------------------
  Technology - 1.4%
    Macrovision Corp.*                                                   75,300             $  1,758,255
--------------------------------------------------------------------------------------------------------
  Telecommunications - 7.4%
    CIENA Corp.*                                                        151,920             $  1,178,899
    Comverse Technology, Inc.*                                          139,730                2,186,775
    Juniper Networks, Inc.*                                             138,700                1,292,684
    Network Appliance, Inc.*                                            201,400                3,220,386
    RF Micro Devices, Inc.*                                             110,000                1,720,400
                                                                                            ------------
                                                                                            $  9,599,144
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.3%
    American Tower Corp., "A"*                                           88,200             $    426,888
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.6%
    Advanced Fibre Communications, Inc.*                                 37,600             $    611,000
    GlobespanVirata, Inc.*                                              249,300                2,794,653
                                                                                            ------------
                                                                                            $  3,405,653
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $110,532,575
--------------------------------------------------------------------------------------------------------
  Foreign Stocks - 10.4%
    Canada - 2.9%
      ATI Technologies, Inc. (Electronics)*                             205,000             $  2,437,450
      Zarlink Semiconductor, Inc. (Electronics)*                        139,200                1,276,464
                                                                                            ------------
                                                                                            $  3,713,914
--------------------------------------------------------------------------------------------------------
  Finland - 2.9%
    Nokia Corp., ADR (Telecommunications)                               181,600             $  3,771,832
--------------------------------------------------------------------------------------------------------
  Japan - 0.4%
    Sega Corp. (Entertainment)*                                          36,500             $    569,419
--------------------------------------------------------------------------------------------------------
  Netherlands - 3.6%
    ASM International N.V. (Electronics)*                                81,000             $  1,730,970
    STMicroelectronics N.V. (Electronics)                               100,900                2,972,514
                                                                                            ------------
                                                                                            $  4,703,484
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    ARM Holdings PLC, ADR (Electronics)*                                 62,700             $    749,265
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $  13,507,914
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $137,857,187)                                                $124,040,489
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.3%
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.3%
  Business Services - 0.3%
    Sitara Networks, Inc. (Identified Cost, $375,115)                   274,323             $    373,079
--------------------------------------------------------------------------------------------------------

Convertible Bond - 0.5%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 0.5%
  Computer Software - Systems - 0.5%
    Brocade Communications Systems, Inc., 2s, 2007
      (Identified Cost, $729,999)                                       $   730             $    604,988
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.4%
--------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 3/01/02, at
      Amortized Cost                                                    $ 1,894             $  1,894,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $140,856,301)                                           $126,912,556

Other Assets, Less Liabilities - 2.8%                                                          3,676,907
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $130,589,463
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $140,856,301)            $126,912,556
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         2,589,537
  Cash                                                                   20,192
  Foreign currency, at value (identified cost, $34)                          28
  Receivable for investments sold                                     5,276,975
  Receivable for fund shares sold                                       501,780
  Interest and dividends receivable                                      10,588
  Other assets                                                               37
                                                                   ------------
      Total assets                                                 $135,311,693
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  1,503,719
  Payable for fund shares reacquired                                    606,499
  Collateral for securities loaned, at value                          2,589,537
  Payable to affiliates -
    Management fee                                                        2,800
    Shareholder servicing agent fee                                         395
    Distribution and service fee                                          2,322
    Administrative fee                                                       69
  Accrued expenses and other liabilities                                 16,889
                                                                   ------------
      Total liabilities                                            $  4,722,230
                                                                   ------------
Net assets                                                         $130,589,463
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $275,331,336
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (13,943,712)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (129,721,625)
  Accumulated net investment loss                                    (1,076,536)
                                                                   ------------
      Total                                                        $130,589,463
                                                                   ============
Shares of beneficial interest outstanding                           14,311,024
                                                                    ==========
Class A shares:
  Net asset value per share
    (net  assets  of  $68,670,786  /  7,491,010  shares  of
      beneficial interest outstanding)                                 $9.17
                                                                       =====
  Offering price per share (100 / 94.25 of NAV per share)              $9.73
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net  assets  of  $40,959,929  /  4,518,235  shares  of
      beneficial interest outstanding)                                 $9.07
                                                                       =====
Class C shares:
  Net asset value and offering price per share
    (net  assets  of  $16,391,752  /  1,808,683  shares  of
      beneficial interest outstanding)                                 $9.06
                                                                       =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net   assets   of   $4,566,996  /  493,096  shares  of
      beneficial interest outstanding)                                 $9.26
                                                                       =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $    148,270
  Expenses -
    Management fee                                                 $    512,921
    Trustees' compensation                                               15,461
    Shareholder servicing agent fee                                      68,344
    Distribution and service fee (Class A)                              122,346
    Distribution and service fee (Class B)                              219,079
    Distribution and service fee (Class C)                               87,573
    Administrative fee                                                    4,339
    Custodian fee                                                        41,119
    Printing                                                             56,899
    Postage                                                              37,360
    Auditing fees                                                        15,785
    Legal fees                                                            3,913
    Registration fees                                                    85,052
    Miscellaneous                                                       141,017
                                                                   ------------
      Total expenses                                               $  1,411,208
    Fees paid indirectly                                                (22,071)
    Reduction of expenses by investment adviser                        (171,431)
                                                                   ------------
      Net expenses                                                 $  1,217,706
                                                                   ------------
        Net investment loss                                        $ (1,069,436)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(36,005,579)
    Foreign currency transactions                                        (1,610)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(36,007,189)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 14,832,186
    Translation of assets and liabilities in foreign currencies            (101)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 14,832,085
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(21,175,104)
                                                                   ------------
          Decrease in net assets from operations                   $(22,244,540)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                          FEBRUARY 28, 2002                AUGUST 31, 2001
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $ (1,069,436)                $  (1,848,743)
  Net realized loss on investments and foreign currency
    transactions                                                (36,007,189)                  (91,220,857)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         14,832,085                   (57,013,774)
                                                               ------------                 -------------
      Decrease in net assets from operations                   $(22,244,540)                $(150,083,374)
                                                               ------------                 -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                            $       --                   $    (642,428)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                    --                        (485,607)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                    --                        (229,243)
  From net realized loss on investments and foreign
    currency transactions (Class I)                                    --                         (86,052)
  In excess of net investment income (Class A)                         --                      (1,110,760)
  In excess of net investment income (Class B)                         --                        (839,616)
  In excess of net investment income (Class C)                         --                        (396,363)
  In excess of net investment income (Class I)                         --                        (148,783)
  From paid-in capital (Class A)                                       --                            (470)
  From paid-in capital (Class B)                                       --                            (356)
  From paid-in capital (Class C)                                       --                            (168)
  From paid-in capital (Class I)                                       --                             (63)
                                                               ------------                 -------------
      Total distributions declared to shareholders             $       --                   $  (3,939,909)
                                                               ------------                 -------------
Net increase in net assets from fund share transactions        $ 19,451,554                 $ 152,552,949
                                                               ------------                 -------------
      Total decrease in net assets                             $ (2,792,986)                $  (1,470,334)
Net assets:
  At beginning of period                                        133,382,449                   134,852,783
                                                               ------------                 -------------
  At end of period (including accumulated net investment
    loss of $1,076,536 and $7,100, respectively)               $130,589,463                 $ 133,382,449
                                                               ============                 =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,                      PERIOD ENDED
                               SIX MONTHS ENDED        ----------------------------------------------------        AUGUST 31,
                              FEBRUARY 28, 2002             2001           2000          1999          1998             1997*
                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
 period                                  $10.70          $ 28.03         $18.34        $11.49        $12.53            $10.00
                                         ------          -------         ------        ------        ------            ------
Income from investment operations# -
  Net investment income (loss)(S)        $(0.07)          $(0.14)        $(0.17)       $(0.08)       $(0.03)           $ 0.84
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (1.46)          (16.69)         14.44          7.44         (0.10)             1.69
                                         ------          -------         ------        ------        ------            ------
      Total from investment
        operations                       $(1.53)         $(16.83)        $14.27        $ 7.36        $(0.13)           $ 2.53
                                         ------          -------         ------        ------        ------            ------
Less distributions declared to
  shareholders -
  From net investment income             $ --            $  --           $ --          $ --          $(0.91)           $ --
  From net realized gain on
    investments and foreign
    currency transactions                  --              (0.18)         (4.58)        (0.51)         --                --
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --              (0.32)          --            --            --                --
  From paid-in capital                     --               --  +++        --            --            --                --
                                         ------          -------         ------        ------        ------            ------
      Total distributions declared
        to shareholders                  $ --             $(0.50)        $(4.58)       $(0.51)       $(0.91)           $ --
                                         ------          -------         ------        ------        ------            ------
Net asset value - end of period          $ 9.17          $ 10.70         $28.03        $18.34        $11.49            $12.53
                                         ======          =======         ======        ======        ======            ======
Total return(+)                          (14.22)%++       (61.02)%        87.93%        65.25%        (0.61)%           14.70%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                               1.53%+           1.52%          1.40%         1.17%         0.88%             1.40%+
  Net investment income (loss)            (1.28)%+         (0.87)%        (0.81)%       (0.83)%       (0.19)%           10.73%+
Portfolio turnover                          106%             413%           294%          104%           29%              792%
Net assets at end of period
  (000 Omitted)                         $68,671          $66,358        $57,382        $1,658        $1,045              $882

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)     $(0.08)          $(0.14)        $(0.27)       $(0.20)       $(0.21)           $ 0.73
        Ratios (to average net assets):
          Expenses##                       1.78%+           1.55%          1.84%         2.42%         2.18%             2.77%+
          Net investment income (loss)    (1.53)%+         (0.90)%        (1.25)%       (2.08)%       (1.49)%            9.36%+
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED               YEAR ENDED             PERIOD ENDED
                                                     FEBRUARY 28, 2002          AUGUST 31, 2001         AUGUST 31, 2000*
                                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
                                                               CLASS B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                           $10.61                  $ 27.95                   $17.86
                                                                ------                  -------                   ------
Income from investment operations# -
  Net investment loss(S)                                        $(0.10)                  $(0.25)                  $(0.14)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                         (1.44)                  (16.64)                   10.23
                                                                ------                  -------                   ------
      Total from investment operations                          $(1.54)                 $(16.89)                  $10.09
                                                                ------                  -------                   ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                       $ --                     $(0.17)                  $ --
  In excess of net realized gain on investments and
    foreign currency transactions                                 --                      (0.28)                    --
  From paid-in capital                                            --                       --  +++                  --
                                                                ------                  -------                   ------
      Total distributions declared to shareholders              $ --                     $(0.45)                  $ --
                                                                ------                  -------                   ------
Net asset value - end of period                                 $ 9.07                  $ 10.61                   $27.95
                                                                ======                  =======                   ======
Total return                                                    (14.61)%++               (61.28)%                  56.49%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      2.18%+                   2.17%                    2.14%+
  Net investment loss                                            (1.93)%+                 (1.52)%                  (1.52)%+
Portfolio turnover                                                 106%                     413%                     294%
Net assets at end of period (000 Omitted)                      $40,960                  $44,369                  $48,845

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                     $(0.11)                  $(0.25)                  $(0.18)
        Ratios (to average net assets):
          Expenses##                                              2.43%+                   2.20%                    2.58%+
          Net investment loss                                    (2.18)%+                 (1.55)%                  (1.96)%+
  * For the period from the commencement of Class B shares, April 14, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED               YEAR ENDED             PERIOD ENDED
                                                     FEBRUARY 28, 2002          AUGUST 31, 2001         AUGUST 31, 2000*
                                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
                                                               CLASS C
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                           $10.61                  $ 27.95                   $17.86
                                                                ------                  -------                   ------
Income from investment operations# -
  Net investment loss(S)                                        $(0.10)                  $(0.25)                  $(0.15)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                         (1.45)                  (16.64)                   10.24
                                                                ------                  -------                   ------
      Total from investment operations                          $(1.55)                 $(16.89)                  $10.09
                                                                ------                  -------                   ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                       $ --                     $(0.17)                  $ --
  In excess of net realized gain on investments and
    foreign currency transactions                                 --                      (0.28)                    --
  From paid-in capital                                            --                       --  +++                  --
                                                                ------                  -------                   ------
      Total distributions declared to shareholders              $ --                     $(0.45)                  $ --
                                                                ------                  -------                   ------
Net asset value - end of period                                 $ 9.06                  $ 10.61                   $27.95
                                                                ======                  =======                   ======
Total return                                                    (14.61)%++               (61.27)%                  56.49%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      2.18%+                   2.17%                    2.14%+
  Net investment loss                                            (1.93)%+                 (1.52)%                  (1.52)%+
Portfolio turnover                                                 106%                     413%                     294%
Net assets at end of period (000 Omitted)                      $16,392                  $17,298                  $17,410

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                     $(0.11)                  $(0.25)                  $(0.19)
        Ratios (to average net assets):
          Expenses##                                              2.43%+                   2.20%                    2.58%+
          Net investment loss                                    (2.18)%+                 (1.55)%                  (1.96)%+
   * For the period from the commencement of Class C shares, April 14, 2000, through August 31, 2000.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,                      PERIOD ENDED
                               SIX MONTHS ENDED        ----------------------------------------------------        AUGUST 31,
                              FEBRUARY 28, 2002             2001           2000          1999          1998             1997*
                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $10.79          $ 28.08         $18.34        $11.50        $12.53            $10.00
                                         ------          -------         ------        ------        ------            ------
Income from investment operations# -
  Net investment income (loss)(S)        $(0.05)          $(0.09)        $(0.12)       $(0.22)       $(0.02)           $ 1.05
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (1.48)          (16.68)         14.44          7.57         (0.10)             1.48
                                         ------          -------         ------        ------        ------            ------
      Total from investment
        operations                       $(1.53)         $(16.77)        $14.32        $ 7.35        $(0.12)           $ 2.53
                                         ------          -------         ------        ------        ------            ------

Less distributions declared to
  shareholders -
  From net investment income             $ --            $  --           $ --          $ --          $(0.91)           $ --
  From net realized gain on
    investments and foreign
    currency transactions                  --              (0.19)         (4.58)        (0.51)         --                --
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --              (0.33)          --            --            --                --
  From paid-in capital                     --               --  +++        --            --            --                --
                                         ------          -------         ------        ------        ------            ------
      Total distributions declared
        to shareholders                  $ --             $(0.52)        $(4.58)       $(0.51)       $(0.91)           $ --
                                         ------          -------         ------        ------        ------            ------
Net asset value - end of period          $ 9.26          $ 10.79         $28.08        $18.34        $11.50            $12.53
                                         ======          =======         ======        ======        ======            ======
Total return                             (14.18)%++       (60.69)%        88.31%        65.25%        (0.61)%           25.30%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                               1.18%+           1.17%          1.09%         1.17%         0.88%             1.41%+
  Net investment income (loss)            (0.93)%+         (0.53)%        (0.57)%       (0.84)%       (0.18)%           13.11%+
Portfolio turnover                          106%             413%           294%          104%           29%              792%
Net assets at end of period
  (000 Omitted)                          $4,567           $5,357        $11,216        $2,530        $1,796            $1,637

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)     $(0.06)          $(0.10)        $(0.21)       $(0.41)       $(0.20)           $ 0.98
        Ratios (to average net assets):
          Expenses##                       1.43%+           1.20%          1.53%         1.92%         1.68%             2.28%+
          Net investment income (loss)    (1.18)%+         (0.56)%        (1.01)%       (1.59)%       (0.98)%           12.24%+
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Technology Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2002, the value of securities loaned was $2,498,430. These loans were collateralized by cash of $2,589,537 which was invested in the following short-term obligations:
                                                                IDENTIFIED COST
ISSUER                                                SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       2,589,537         $2,589,537

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $7,519 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $14,552 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended August 31, 2001 and August 31, 2000 was as follows:

                                               AUGUST 31, 2001 AUGUST 31, 2000
------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                                 $2,394,797      $  394,385
    Long-term capital gain                           1,545,112         688,473
                                                    ----------      ----------
Total distributions paid                            $3,939,909      $1,082,858
                                                    ==========      ==========

At August 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $846,285 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009.

Tax Basis Components of Dividends - As of August 31, 2001, the components of accumulated losses on a tax basis were as follows:

        Undistributed ordinary income                     $      --
        Undistributed long-term capital gain                     --
        Capital loss carryforward                              (846,285)
        Unrealized loss                                    (121,651,048)

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 2002, aggregate unreimbursed expenses amounted to $319,590.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $1,560 for the six months ended February 28, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $20,526 for the six months ended February 28, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,536 for the six months ended February 28, 2002. Fees incurred under the distribution plan during the period ended February 28, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $622 and $519 for Class B and Class C shares, respectively, for the period ended February 28, 2002. Fees incurred under the distribution plan during the period ended February 28, 2002 were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2002, were $1,518, $43,261, and $2,934 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $143,088,239 and $133,777,727, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $165,213,344
                                                                  -----------
Gross unrealized depreciation                                    $(41,446,974)
Gross unrealized appreciation                                       3,146,186
                                                                 ------------
    Net unrealized depreciation                                  $(38,300,788)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                               -----------------------------------       ------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           5,545,771       $ 57,277,952         8,315,725       $140,885,001
Shares issued to shareholders in
  reinvestment of distributions             187              2,088            72,866          1,629,892
Shares reacquired                    (4,259,129)       (43,316,442)       (4,231,703)       (64,418,423)
                                     ----------       ------------        ----------       ------------
    Net increase                      1,286,829       $ 13,963,598         4,156,888       $ 78,096,470
                                     ==========       ============        ==========       ============

Class B shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                               -----------------------------------       ------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           1,073,876      $  11,145,501         3,852,523      $  71,494,408
Shares issued to shareholders in
  reinvestment of distributions            --                    9            56,809          1,267,228
Shares reacquired                      (736,856)        (7,251,197)       (1,475,513)       (22,710,576)
                                     ----------       ------------        ----------       ------------
    Net increase                        337,020       $  3,894,313         2,433,819      $  50,051,060
                                     ==========       ============        ==========       ============

Class C shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                               -----------------------------------       ------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             726,303       $  7,509,197         2,304,618      $  43,557,244
Shares issued to shareholders in
  reinvestment of distributions           1,536             14,359            24,398            544,326
Shares reacquired                      (549,805)        (5,654,889)       (1,321,221)       (21,645,037)
                                     ----------       ------------        ----------       ------------
    Net increase                        178,034       $  1,868,667         1,007,795      $  22,456,533
                                     ==========       ============        ==========       ============

Class I shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                               -----------------------------------       ------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             177,270       $  1,690,511           267,519       $  4,756,474
Shares issued to shareholders in
  reinvestment of distributions        --                --                   10,437            234,935
Shares reacquired                      (180,750)        (1,965,535)         (180,715)        (3,042,523)
                                     ----------       ------------        ----------       ------------
    Net increase (decrease)              (3,480)       $  (275,024)           97,241       $  1,948,886
                                     ==========       ============        ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $746 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

(7) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

MFS(R) TECHNOLOGY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President Massachusetts Financial            Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive            Inc. (investment advisers), Chairman and Chief
Officer                                                   Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President Massachusetts Financial            Treasurer
Services Company, Chairman and Chief Executive            Massachusetts Financial Services Company, Vice
Officer                                                   President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior          Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel              President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                 JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice            Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                       8 p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                         individuals, call toll free: 1-800-637-6576 any
David E. Sette-Ducati+                                    business day from 9 a.m. to 5 p.m. Eastern time.
                                                          (To use this service, your phone must be equipped
CUSTODIAN                                                 with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                          For share prices, account balances, exchanges or
INVESTOR INFORMATION                                      stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your            1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information            touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a        WORLD WIDE WEB
message anytime).                                         www.mfs.com

+ MFS Investment Management

MFS(R) TECHNOLOGY FUND                                            -------------
                                                                    PRSRT STD
                                                                  U. S. Postage
[Logo] M F S(R)                                                       Paid
INVESTMENT MANAGEMENT                                                  MFS
                                                                  -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                  MTF-3 4/02 41M 98/298/398/898